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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2000


                                   CHIREX INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-27698                   04-3296309
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


       300 Atlantic Street, Suite 402                            06901
           Stamford, Connecticut                              (Zip Code)
  (address of principal executive offices)



       Registrant's telephone number, including area code: (203) 351-2300


                                       N/A
          (Former name or former address, if changed since last report)





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Item 5.  Other Events

          ChiRex Inc., a Delaware corporation (the "Company"), has entered into an Agreement and Plan of Merger dated as of July 24, 2000 among Rhodia, a French corporation ("Parent"), Cousin Acquisition, Inc., a Delaware corporation and a wholly- owned subsidiary of Parent ("Purchaser"), and the Company (the "Merger Agreement"). The Board of Directors of the Company has unanimously approved the Merger Agreement. A copy of the Merger Agreement is attached hereto as
Exhibit 1.

          The Merger Agreement provides that Purchaser will make a tender offer (the "Offer") to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the "Shares"), together with the associated preferred stock purchase rights, at a price of $31.25 cash per Share. Parent expects to commence the Offer by August 4, 2000. After the Offer, Purchaser will merge with the Company (the "Merger") and each Share not acquired in the Offer (other than Shares held by Parent, the Company and stockholders who perfect dissenters' rights) will also be converted into $31.25 in cash.

          The Offer and the Merger are conditioned upon, among other things, a majority of the Shares being tendered into the Offer and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          In connection with the Merger Agreement, the Company has amended the Rights Agreement dated as of March 31, 1997 between the Company and The First National Bank of Boston, as Rights Agent (the "Rights Agreement"). A copy of Amendment 1 dated as of July 23, 2000 to the Rights Agreement (the "Rights Agreement Amendment") is attached hereto as Exhibit 2.

          On July 24, 2000 the Company and Parent issued a press release (the "Press Release") regarding the execution of the Merger Agreement. A copy of the Press Release is attached hereto as Exhibit 3.

          The foregoing description of the Offer, the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Rights Agreement Amendment and the Press Release, which are attached hereto and incorporated herein by reference.


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Item 7.  Exhibits.

Exhibit No.         Description
----------          -----------

1. Agreement and Plan of Merger dated as of July 24, 2000 between Rhodia, Cousin Acquisition, Inc., and
                    ChiRex Inc.

2. Amendment No. 1 dated as of July 23, 2000 to the Rights Agreement between ChiRex Inc. and The First National Bank of Boston, as the Rights Agent.

3.                  Press Release dated July 24, 2000.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 25, 2000                             CHIREX INC.
                                                 (Registrant)


                                                 By:  /s/ Thomas I.H. Dubin
                                                    ---------------------------
                                                        (Signature)
                                                 Name:    Thomas I.H. Dubin
                                                 Title:   Vice President,
                                                          General Counsel and
                                                          Secretary


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                                  EXHIBIT INDEX


          The following exhibits are filed herewith:


Exhibit No.              Description
-----------              -----------

1. Agreement and Plan of Merger dated as of July 24, 2000 between Rhodia, Cousin Acquisition, Inc., and
                         ChiRex Inc.

2. Amendment No. 1 dated as of July 23, 2000 to the Rights Agreement between ChiRex Inc. and The First National Bank of Boston, as the Rights Agent.

3.                       Press Release dated July 24, 2000.